SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 26, 2008

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

The response set forth below under Item 8.01 is incorporated by reference herein.

Item 8.01 Other Events.

On September 26, 2008, Washington Real Estate Investment Trust (“WRIT”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated (collectively, the “Underwriters”), in connection with the offer and sale of 1,500,000 of WRIT’s common shares of beneficial interest (the “Shares”). In addition to the Shares, WRIT granted the Underwriters an over-allotment option to purchase up to an additional 225,000 shares.

WRIT and the Underwriters intend to consummate the sale and purchase of the Shares pursuant to the Underwriting Agreement on October 1, 2008.

The offering was made pursuant to WRIT’s prospectus supplement dated September 26, 2008 (the “Prospectus Supplement”), which supplements WRIT’s prospectus, dated August 28, 2008, filed with the Securities and Exchange Commission (the “SEC”) pursuant to a Registration Statement on Form S-3 (File No. 333-136921) (the “Registration Statement”). The Prospectus Supplement was filed with the SEC on September 26, 2008 for the Shares, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

In connection with the offering of the Shares, WRIT is filing certain exhibits as part of this Form 8-K that are incorporated by reference in their entirety in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 26, 2008, by and among WRIT and J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated in connection with the offer and sale of up to 1,725,000 common shares of beneficial interest.

5.1	Opinion of Arent Fox LLP in connection with the Shares.

23.1	Consent of Arent Fox LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Sara Grootwassink
(Signature)
Sara Grootwassink
Chief Financial Officer

September 26, 2008

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 26, 2008, by and among WRIT and J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated in connection with the offer and sale of up to 1,725,000 common shares of beneficial interest.

5.1	Opinion of Arent Fox LLP in connection with the Shares.

23.1	Consent of Arent Fox LLP (included in Exhibit 5.1).